                                              SUPPLEMENT DATED FEBRUARY 25, 1998
                                                 TO PROSPECTUS DATED MAY 1, 1997


                               THE PALLADIAN TRUST


This supplement provides IMPORTANT INFORMATION regarding expense limitation arrangements for the Trust. It also provides an update on the changes in the management of the Trust. The supplement also discusses the resignation of the current Portfolio Manager for the Global Strategic Income Portfolio and provides other updated information.

Please read this supplement, along with the prospectus, carefully before investing.


1.   MANAGEMENT CHANGES

The following updates information about the Manager, the Portfolio Advisor, and the Portfolio Managers, which is set forth on pages 1 and 9-11.

MANAGER. In light of the inability of Palladian Advisors, Inc. ("PAI") to pay the Trust certain amounts due under the expense reimbursement arrangement, which is described in section 2 below, the Board of Trustees and PAI agreed to a termination of PAI's Management Agreement with the Trust, effective at the close of business on February 11, 1998. Effective February 12, 1998, Allmerica Investment Management Company, Inc. ("AIMCO"), assumed the function of Manager for the Trust.

AIMCO, a Massachusetts corporation, is registered with the Securities and Exchange Commission as an investment adviser. AIMCO is located at 440 Lincoln Street, Worster, Massachusetts 01653. AIMCO is an indirect, wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"). AFC is the parent company of the two life insurance companies currently utilizing the Trust as an underlying fund for its variable contracts, Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") and First Allmerica Financial Life Insurance Company.

As Manager, AIMCO serves as overall investment adviser to the Trust. AIMCO is responsible for general administration of the Trust as well as monitoring and evaluating the performance of the Portfolio Managers. Advisory fees remain the same as described in the prospectus.

AIMCO's advisory agreement will remain in effect past June 11, 1998, only if approved by shareholders. The Board of Trustees, Allmerica Financial, AIMCO and the other members of the Payment Group (described in section 2 below) are considering whether additional management changes should be made in the long-term. The Board of Trustees expects that, within 30 days, it will determine whether to seek shareholder approval of the current AIMCO agreement, or another advisory agreement with AIMCO or another adviser, or whether it will propose other approaches.

PORTFOLIO ADVISOR. Effective February 12, 1998, Tremont Partners, Inc. ("Tremont" or the "Portfolio Advisor"), no longer serves as Portfolio Advisor to the Trust. Tremont was previously paid by PAI (not the Trust). Thus, overall advisory fees have not changed.

PORTFOLIO MANAGER FOR THE GLOBAL STRATEGIC INCOME PORTFOLIO. Fischer Francis Trees & Watts, Inc. ("Fischer Francis") has submitted its resignation as Portfolio Manager of the Global Strategic Income Portfolio. It is expected that the resignation will be effective on or about April 4, 1998. Fischer Francis has withdrawn its $1 million investment in the Portfolio. The Trust and AIMCO are considering seeking a new Portfolio Manager or winding down the operations of this Portfolio through a merger, substitution or other approach. If at any time there is no Portfolio Manager in place for any Portfolio, under the current advisory agreements, the Manager would be responsible for managing that Portfolio.

BOARD OF TRUSTEES. The Trust currently has two trustees, Matthew Stacom (Chairman of the Trust and PAI) and Tom Dallape (an independent trustee with no affiliation with PAI or the Payment Group).

2.   EXPENSE LIMITATIONS

The following updates the "Expense Limitations" section on pages 13-14 of the prospectus.

EXPENSE LIMITATIONS FOR 1996 AND 1997 EXPENSES. Palladian Advisors, Inc. ("PAI") agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's "other expenses" (I.E., expenses other than management fees) from September 11, 1996 through December 31, 1997 exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 0.70%; Growth Portfolio, 0.70%; International Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%.

At the request of the Board of Trustees, PAI committed to pay all amounts due under the expense reimbursement arrangement on or about December 31, 1997. In January 1998, however, PAI advised the Board of Trustees that it did not have sufficient assets to make the required payment. Accordingly, the Board of Trustees and PAI have pursued and considered other options under which the payment could be made. The Board of Trustees determined that it was in the best interests of shareholders to accept an offer from a group (the "Payment Group") willing to immediately pay to the Trust the full amount due under the expense limitation. The Payment Group includes Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), the issuer of a variable annuity contract utilizing the Portfolios as investment options, certain principals of PAI or entities selling the variable contracts (H. Michael Schwartz, Lesta Summerfield-Stacom, Andrew Westhem, and David Westhem).

On January 28, 1998, the Payment Group paid the Portfolios the following amounts, which were the full amounts due under the expense limitation arrangement: Value Portfolio, $128,362.72; Growth Portfolio, $114,448.91; International Growth Portfolio, $89,895.43; Global Strategic Income Portfolio, $103,436.57; Global Interactive/Telecomm Portfolio, $88,983.02. Accordingly, the Trust has been fully reimbursed for amounts owed under the expense limitation arrangement.

REIMBURSEMENT PROVISION FOR 1996 AND 1997 EXPENSES. Through December 31, 1999, each Portfolio must reimburse the Payment Group for the payment described above, provided that such reimbursement does not cause the Portfolio's "other expense" ratio to exceed the previous expense limitation for that Portfolio under the Manager's expense limitation arrangement. (Those limitations are listed above.) This reimbursement obligation is the same as the reimbursement obligation that was in place for PAI. After December 31, 1999, the Portfolios' reimbursement liability to the Payment Group will cease.

EXPENSE LIMITATIONS FOR 1998 EXPENSES. Allmerica Financial has agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's 1998 "other expenses" (I.E., expenses other than management fees) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 1.00%; Growth Portfolio, 1.00%; International Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. For the three global or international Portfolios, the expense limitation for 1998 is the same percentage (1.20%) as the 1997 limitation, which is described in the prospectus. For the Value and Growth Portfolios, the 1998 limitation is 1.00% rather than the 0.70% 1997 limitation. Allmerica Financial has agreed to pay any amount due for a calendar month not later than the 15th day of the following calendar month (with any final adjustment to be made not later than January 15, 1999). Allmerica Financial, if agreed to by the Board , may continue this voluntary expense limitation past December 31, 1998. This expense limitation was implemented effective February 13, 1998. In addition, on February 24, 1998, Allmerica Financial voluntarily contributed to the Portfolios the following amounts as capital: Value Portfolio, $8,469.29; Growth Portfolio, $10,350.93; International Growth Portfolio, $7,723.73; Global Strategic Income Portfolio, $7,936.72; Global Interactive/Telecomm Portfolio, $6,618.72. These amounts were contributed to offset expenses accrued to the Portfolios in excess of the expense limitations during the period January 1, 1998 through February 12, 1998. Allmerica Financial received no shares of beneficial interest or other consideration in exchange for these contributions. These capital contributions resulted in an increase in paid in capital for each Portfolio.

REIMBURSEMENT PROVISION FOR 1998 EXPENSES. For the two years following the date that the Allmerica Financial expense limitation ends, each Portfolio will reimburse Allmerica Financial for any Portfolio expenses it reimbursed pursuant to the expense limitation, provided that such reimbursement to Allmerica Financial does not cause the Portfolio's "other expense" ratio to exceed the limitation for that Portfolio set forth above. This reimbursement for the 1998 expenses will not commence until the Payment Group has been fully reimbursed for the 1996 and 1997 expenses, as discussed above. After the two year period after the Allmerica Financial expense limitation ends, the Portfolios' obligation to reimburse Allmerica Financial will cease.


3.   SUMMARY OF EXPENSES

The following replaces the "Summary of Expenses" section on page 5 of the prospectus.

The following tables show the expenses that will be incurred by each Portfolio, expressed as a percentage of average net assets during the year. If you have been given this prospectus because you are considering the purchase of a variable contract, you should refer to the variable contract prospectus for more information about expenses under the variable contract, which are in addition to expenses of the Portfolios.

Shareholder Transactions Expenses (for each Portfolio)
------------------------------------------------------

     Sales Load on Purchases                           None
     Sales Load on Reinvested Dividends                None
     Deferred Sales Load Imposed on Redemption         None
     Exchange Fees                                     None


ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Each Portfolio has a performance-based advisory fee. The base fee is 2.00%, but the total fee may vary from between 0.00% to 4.00%, depending on the Portfolio's performance. The base fee of 2.00% would be paid if Portfolio performance (net of all fees and expenses, including the advisory fee) is between 1.5 and 3.0 percentage points better than the benchmark index. A fee of 4.00% would be paid only if Portfolio performance (net of all fees and expenses, including the advisory fee) was at least 7.5 percentage points better than the benchmark index. No fee will apply if the Portfolio's performance is more than 3.0 percentage points lower than the benchmark index. See "Management and Portfolio Management Investment Advisory Fees," pages 12-14 of the prospectus. Because of this variation, we show below expense information assuming fees of 0.00%, 2.00% and 4.00%. You should note, however, that the fee could be any figure between 0.00% and 4.00%.

For each of the three fee levels shown -- 0.00%, 2.00% and 4.00% -- we have included an example prepared in accordance with the requirements of the Securities and Exchange Commission. The purpose of the examples is to assist investors in understanding the various costs and expenses that an investor in the Portfolios will bear directly or indirectly. They show the total expenses that would be payable if you redeemed your shares after having held them for one and three year periods respectively. Each example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance. The amounts shown are based upon estimates. Actual expenses may be greater than or less than those shown.

1.  ASSUMING MANAGEMENT FEE OF 0%

An advisory fee of 0% would be paid if the Portfolio's performance (net of all fees and expenses) was more than 3.0 percentage points lower than the benchmark index.

                                               OTHER EXPENSES
                                                 (AFTER ANY
FUND                        MANAGEMENT         REIMBURSEMENT)    TOTAL OPERATING
                               FEES              APPLICABLE         EXPENSES
--------------------------------------------------------------------------------
Value Portfolio               0% (1)              1.00% (2)           1.00%
Growth Portfolio              0% (1)              1.00% (2)           1.00%
International Growth          0% (1)              1.20% (2)           1.20%
  Portfolio
Global Strategic Income       0% (1)              1.20% (2)           1.20%
  Portfolio
Global Interactive/           0% (1)              1.20% (2)           1.20%
  Telecomm Portfolio

     EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 0%, and (3) redemption at the end of each time period.


                                                  1 Year         3 Years
     Value Portfolio                              $10.00         $31.22
     Growth Portfolio                             $10.00         $31.22
     International Growth Portfolio               $12.00         $37.39
     Global Strategic Income Portfolio            $12.00         $37.39
     Global Interactive/Telecomm Portfolio        $12.00         $37.39


2.  ASSUMING MANAGEMENT FEE OF 2.00%

An advisory fee of 2.00% would be paid if the Portfolio's performance (net of all fees and expenses, including the 2.00% advisory fee) was between 1.5 and 3.0 percentage points better than the benchmark index.


                                               OTHER EXPENSES
                                                 (AFTER ANY
FUND                        MANAGEMENT         REIMBURSEMENT)    TOTAL OPERATING
                               FEES              APPLICABLE         EXPENSES
--------------------------------------------------------------------------------
Value Portfolio               2.00% (1)           1.00% (2)           3.00%
Growth Portfolio              2.00% (1)           1.00% (2)           3.00%
International Growth          2.00% (1)           1.20% (2)           3.20%
  Portfolio
Global Strategic Income       2.00% (1)           1.20% (2)           3.20%
  Portfolio
Global Interactive/Telecomm   2.00% (1)           1.20% (2)           3.20%
  Portfolio

     EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 2%, and (3) redemption at the end of each time period.


                                                  1 Year         3 Years
     Value Portfolio                              $30.00         $91.81
     Growth Portfolio                             $30.00         $91.81
     International Growth Portfolio               $32.00         $97.74
     Global Strategic Income Portfolio            $32.00         $97.74
     Global Interactive/Telecomm Portfolio        $32.00         $97.74


3.  ASSUMING MANAGEMENT FEE OF 4.00%

An advisory fee of 4.00% would be paid if the Portfolio's performance (net of all fees and expenses, including the 4.00% advisory fee) was at least 7.5 percentage points better than the benchmark index.


                                               OTHER EXPENSES
                                                 (AFTER ANY
FUND                        MANAGEMENT         REIMBURSEMENT)    TOTAL OPERATING
                               FEES              APPLICABLE         EXPENSES
--------------------------------------------------------------------------------
Value Portfolio               4.00% (1)           1.00% (2)             5.00%
Growth Portfolio              4.00% (1)           1.00% (2)             5.00%
International Growth          4.00% (1)           1.20% (2)             5.20%
  Portfolio
Global Strategic Income       4.00% (1)           1.20% (2)             5.20%
  Portfolio
Global Interactive/Telecomm   4.00% (1)           1.20% (2)             5.20%
  Portfolio

     EXAMPLE. A shareholder would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, (2) an advisory fee of 4%, and (3) redemption at the end of each time period. In order to have both a 5% annual return and an advisory fee of 4%, the Portfolio's performance would have to be 9% before deduction of the 4% fee (resulting in performance of 5%) and the benchmark index would have to DECREASE at least 2.5 percentage points (meaning that the Portfolio's performance after fees and expenses was at least 7.5 percentage points better than the benchmark index).


                                                  1 Year         3 Years
     Value Portfolio                              $50.00         $150.00
     Growth Portfolio                             $50.00         $150.00
     International Growth Portfolio               $52.00         $155.69
     Global Strategic Income Portfolio            $52.00         $155.69
     Global Interactive/Telecomm Portfolio        $52.00         $155.69

(1) A performance-based advisory fee is in effect. See "Management and Portfolio Management Investment Advisory Fees," pages 12-14 of the prospectus.

(2) Restated to reflect the expense limitation in effect during 1998. As explained in more detail in section 2 of this supplement, Allmerica Financial has agreed to limit operating expenses and reimburse those expenses to the extent that each Portfolio's 1998 "other expenses" (I.E., expenses other than management) exceed the following expense limitations (expressed as an annualized percentage of average daily net assets): Value Portfolio, 1.00%; Growth Portfolio, 1.00%; International Growth Portfolio, 1.20%; Global Strategic Income Portfolio, 1.20%; Global Interactive/Telecomm Portfolio, 1.20%. The 1997 "other expense" ratios would have been the following without the expense limitation arrangement that was in effect: Value Portfolio, 4.04%; Growth Portfolio, 5.48%; International Growth Portfolio, 6.10%; Global Strategic Income Portfolio, 5.31%; Global Interactive/Telecomm Portfolio, 6.28%.


4.   PORTFOLIO MANAGER INFORMATION

The following information updates the information contained on page 11 of the prospectus:

     As of September 30, 1997, GAMCO managed assets of approximately $5.8 billion. As of September 30, 1997, Stonehill Capital manages assets of approximately $21 million. As of September 30, 1997, Bee & Associates Incorporated manages assets of approximately $525 million. As of September 30, 1997, Fischer Francis manages assets of approximately $26.3 billion.


5.   PORTFOLIO BROKERAGE

The following section replaces the "Portfolio Brokerage" section on page 30 of the prospectus:

     A Portfolio Manager may employ an affiliated broker to execute brokerage transactions on behalf of the Portfolio as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. GAMCO, the Portfolio Manager for the Value and Global Interactive Telecomm Portfolios, uses an affiliated broker (Gabelli & Company, Inc.) to execute most brokerage transactions on behalf of those two Portfolios. The Portfolios may not engage in any transactions in which a Portfolio Manager or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such party acts as a principal.

                                              SUPPLEMENT DATED FEBRUARY 25, 1998
                        TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997


                                 THE PALLADIAN TRUST

1.   TRUSTEES AND OFFICERS OF THE TRUST

     The following charts replace the chart of pages 21-22 of the Statement of Additional Information:

     Set forth below is a list of the Trustees of the Trust, their business addresses, and principal occupations during the past five years:



 Name and Address                      Position with the Trust            Principal Occupations During Past Five Years
-----------------                      -----------------------            --------------------------------------------
 Matthew J. Stacom                     Chairman of the Board;             Vice Chairman, Cushman & Wakefield;
 601 Brickell Key Drive                President                          Chairman, Palladian Advisors, Inc.
 Suite 600
 Miami, FL  33131

 Tom N. Dallape                        Trustee;                           Commercial Land Broker, The Hoffman Company (Partner
 18881 Von Karman Avenue               Vice President                     since January 1997; Senior Associate prior to January
 Suite 1225                                                               1997).
 Irvine, CA  92612

     Set forth below is a list of the Officers of the Trust, their business addresses, and principal occupations during the past five years:


 Name and Address                      Position with the Trust            Principal Occupations During Past Five Years
 ----------------                      -----------------------            --------------------------------------------
 David J. Mueller                      Vice President                     Vice President, First Allmerica Financial Life Insurance
 440 Lincoln Street                                                       Company since 1996; Assistant Vice President, First
 Worcester, MA  01653                                                     Allmerica 1995-1996; Business Analyst, First Allmerica
                                                                          1993-1995; Manager, Coopers & Lybrand 1987-1993

 H. Michael Schwartz                   Secretary                          President and Director, Palladian Advisors, Inc.;
 701 Palomar Airport Road                                                 President, Western Capital Financial Group, Inc., April
 Suite 300                                                                1994 to present;
 Carlsbad, CA  92009                                                      Chief Financial Officer, Western Capital Financial
                                                                          Group, Inc, prior to April 1994;
                                                                          Vice President and Chief Financial Officer,
                                                                          Protean Financial Companies, prior to September 1997;
                                                                          Chief Financial Officer, Western Capital Financial &
                                                                          Insurance Services, Inc., prior to September 1997

                                      -2-


 Thomas P. Cunningham                  Treasurer                          Investment Product Manager, First Allmerica Financial
 440 Lincoln Street                                                       Life Insurance Company since March 1996; Vice President,
 Worcester, MA  01653                                                     First Data Investor Services Group, Inc. 1994-1995; Vice
                                                                          President, Fidelity Investments 1990-1993

 George Boyd                           Assistant Secretary                Counsel, First Allmerica Financial Life Insurance
 440 Lincoln Street                                                       Company since January 1997; Director, Mutual Fund
 Worcester, MA  10653                                                     Administration - Legal and Regulatory, Investors Bank
                                                                          and Trust Company 1995-1996; Vice President and Counsel,
                                                                          440 Financial Group and First Data Investor Services
                                                                          Group 1992-1995

2.   BROKERAGE AND RESEARCH SERVICES

     The following section replaces the "Brokerage and Research Services" section on pages 24-25 of the Statement of Additional Information:

     Each Portfolio Manager is responsible for the selection of brokers and dealers to effect that Portfolio's transactions and the negotiation of brokerage commissions, if any. Transactions on a stock exchange in equity securities will be executed primarily through brokers who will receive a commission paid by the Portfolio. In the United States, commissions are usually negotiated; in other countries, the commissions are usually fixed. Equity securities traded in the over-the-counter ("OTC") markets are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer in the form of the spread between the bid and asked prices. In some instances, the Portfolio Managers may execute OTC transactions on an agency basis through a broker who is not a market marker in the particular security, and in those transactions the Portfolio will also pay a brokerage commission. Stonehill Capital, the Portfolio Manager for the Growth Portfolio, executes most of its OTC transactions on an agency basis through brokers with whom it has "soft dollar" arrangements (described below). Fixed income securities are generally traded on a "net" basis. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

     In purchasing and selling securities, it is the policy of each Portfolio Manager to seek the best execution for the Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of the execution, the operational facilities of the firms involved, and the firm's risk in positioning a block of securities.

     Notwithstanding the above, under certain conditions, the Portfolios are authorized to pay higher brokerage commissions in return for brokerage and research services. A Portfolio Manager may cause a Portfolio to pay a broker-dealer who furnishes brokerage and/or research services a commission or price for executing a transaction that is in excess of the commission or price another broker would have received for executing the transaction if it is determined that such commission or price is reasonable in relation to the value of the brokerage and/or research services which have been provided. In some cases, research services are generated by third parties, but are provided to the Portfolio Manager or through broker-dealers.

     The Portfolio Managers may receive a wide range of research services from broker-dealers, including information on securities markets, the economy, individual companies, statistical information, accounting and tax law interpretations, technical market action, pricing and appraisal services, and credit analyses. Research services may be in the form of written reports, telephone contacts, personal meetings with security analysts, corporate and industry spokespersons, economists, academicians, and government representatives, and access to various computer-generated data. Research services received from broker-dealers are supplemental to each Portfolio Manager's own research efforts and, when utilized, are subject to internal analysis before being incorporated into the investment process.

     In allocating brokerage, a Portfolio Manager may periodically assess the contribution of the brokerage and research services provided by broker-dealers, and allocate a portion of the brokerage business of its clients on the basis of these assessments. In addition, broker-dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. Net prices and commissions are periodically reviewed to determine whether they are reasonable in relation to the services provided. In some instances, the Portfolio Managers receive research services they might otherwise have had to perform for themselves. The research services provided by broker-dealers can be useful to the Portfolio Managers in serving other clients, as well as the Portfolios.

     Stonehill Capital, the Portfolio Manager for the Growth Portfolio, executes most of its transactions through broker-dealers with which it has certain "soft dollar" arrangements. Under those arrangements, the broker-dealer provides research services to Stonehill Capital in return for executing transactions through the broker-dealer that generate at least a certain amount of commissions. Commissions paid on those transactions may be greater than commissions charged by other broker-dealers who provide only execution services. The research services provided to Stonehill Capital include on-line computer services that serve as the primary source of Stonehill Capital's outside research information. Those on-line services provide price quotations, historical market data, research reports, price and market projections, company data (including profitability, earnings estimates, valuation and balance sheet information), and other research information. One service also provides screening and searching capabilities used to implement Stonehill Capital's investment approach, which is explained in the prospectus section titled "Investment Objectives and Policies."

     Paying commission amounts greater than otherwise available to obtain research services poses potential conflicts of interest for the Portfolio Manager. The Portfolio Manager may have an incentive to pay increased commissions to obtain research services instead of paying for those services from its own operating revenues. In addition, the Portfolio Manager may have an incentive to select a broker-dealer based on the research services it provides rather than the quality of trade execution. PAI and the Trust Board will monitor the Portfolio Managers' use of soft dollar arrangements.

     GAMCO, the Portfolio Manager for the Value and Global Interactive/Telecomm Portfolios, uses an affiliated broker-dealer, Gabelli & Company, Inc., for most of its transactions. GAMCO is not authorized to pay higher brokerage commissions to Gabelli & Company, Inc. in return for research services.

     During 1996, the Value Portfolio paid total commissions of $5,086. None of those commissions were paid to brokers because of research services provided to the Portfolio Manager pursuant to any agreement or internal allocation procedure. All of those commissions were paid to Gabelli & Company, Inc., a broker affiliated with the Portfolio Manager.

     During 1996, the Growth Portfolio paid total commissions of $2,514. All of those commissions were paid to brokers because of research services provided to the Portfolio Manager. None of those commissions were paid to brokers affiliated with the Trust or the Portfolio Manager.

     During 1996, the International Growth Portfolio paid total commissions of $516. None of those commissions were paid to brokers because of research services provided to the Portfolio Manager pursuant to any agreement or internal allocation procedure. None of those commissions were paid to brokers affiliated with the Trust or the Portfolio Manager.

     The Global Strategic Income Portfolio did not pay any commissions in 1996.

     During 1996, the Global Interactive/Telecomm Portfolio paid total commissions of $3,205. None of those commissions were paid to brokers because of research services provided to the Portfolio Manager pursuant to any agreement or internal allocation procedure. All of those commissions were paid to Gabelli & Company, Inc., a broker affiliated with the Portfolio Manager.